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                                                                    Exhibit 23.1

                         Consent of Independent Auditors

The Board of Directors
Safeguard Scientifics, Inc.:

We consent to the use of our reports dated March 15, 2001, included in the Company's annual report on Form 10-K for the year ended December 31, 2000, which has been incorporated herein by reference.


/s/ KPMG LLP
--------------------------
Philadelphia, Pennsylvania
November 12, 2001